                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                           INDEPENDENT BANKSHARES, INC.
                               547 CHESTNUT STREET
                              ABILENE, TEXAS 79602

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 25, 1995



To the Shareholders of
  Independent Bankshares, Inc.

      NOTICE IS HEREBY GIVEN that the 1995 Annual Meeting of Shareholders (the "Annual Meeting") of Independent Bankshares, Inc., a Texas corporation (the "Company"), will be held in the lobby of First State Bank, N.A., Central Branch, 547 Chestnut Street, Abilene, Texas on Tuesday, April 25, 1995, at 4:00 p.m., local time, for the purposes of considering and voting upon the following:

      1. To elect four (4) directors to hold office in the classes and for the terms specified or until their respective successors have been duly elected and have qualified; and

      2. To transact any and all other business that may properly be presented at the Annual Meeting or any adjournment(s) thereof.

      The items of business are more fully described in the Proxy Statement accompanying this notice.

      The Board of Directors has fixed March 17, 1995, as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment(s) thereof. Only shareholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. The stock transfer books will not be closed. A list of shareholders entitled to vote at the Annual Meeting will be available for examination at the offices of the Company for ten days prior to the Annual Meeting.

      YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO PROMPTLY MARK, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED, SELF-ADDRESSED, STAMPED ENVELOPE SO THAT YOUR SHARES OF STOCK MAY BE REPRESENTED AND VOTED IN ACCORDANCE WITH YOUR DESIRES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED AT THE ANNUAL MEETING. YOUR PROXY WILL BE RETURNED TO YOU IF YOU SHOULD BE PRESENT AT THE ANNUAL MEETING AND SHOULD REQUEST SUCH RETURN OR IF YOU SHOULD REQUEST SUCH RETURN IN THE MANNER PROVIDED FOR REVOCATION OF PROXIES ON THE INITIAL PAGES OF THE ENCLOSED PROXY STATEMENT. PROMPT RESPONSE BY OUR SHAREHOLDERS WILL REDUCE THE TIME AND EXPENSE OF SOLICITATION.

                                    By Order of the Board of Directors

                                    Randal N. Crosswhite,
                                    Corporate Secretary

Abilene, Texas
April 3, 1995

                            INDEPENDENT BANKSHARES, INC.
                                547 CHESTNUT STREET
                               ABILENE, TEXAS 79602
                           ______________________________

                                 PROXY STATEMENT
                                       FOR
                           ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD APRIL 25, 1995
                           ______________________________

                       SOLICITATION AND REVOCATION OF PROXIES


      This Proxy Statement and the accompanying proxy are being furnished to shareholders of Independent Bankshares, Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies to be voted at the 1995 Annual Meeting of Shareholders (the "Annual Meeting") to be held on April 25, 1995, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders and at any adjournment(s) of the Annual Meeting. This Proxy Statement, the accompanying proxy and the Company's Annual Report to Shareholders for the year ended December 31, 1994, are first being sent to shareholders of the Company on or about April 3, 1995.

      The accompanying form of proxy is designed to permit each holder of the Company's common stock, par value $0.25 per share (the "Common Stock"), to vote for or withhold voting for any or all of the nominees for election as directors of the Company listed under proposal 1 and to authorize the proxies to vote in their discretion with respect to any other proposal brought before the Annual Meeting. When a shareholder's executed proxy card specifies a choice with respect to a voting matter, the shares will be voted accordingly. If no such specifications are made, the proxies will be voted by those persons named in the proxy at the Annual Meeting FOR the election of the nominees under the caption "Election of Directors." If any other matters properly come before the Annual Meeting, the proxies will vote upon such matters according to their judgment.

      The Company encourages the personal attendance of its shareholders at the Annual Meeting, and execution of the accompanying proxy will not affect a shareholder's right to attend the Annual Meeting and to vote his or her shares in person. Any shareholder giving a proxy has the right to revoke it by giving written notice of revocation to Mr. Randal N. Crosswhite, Corporate Secretary, Independent Bankshares, Inc., at the Company's principal executive offices, 547 Chestnut Street, Abilene, Texas 79602, at any time before the proxy is voted or by executing and delivering a later-dated proxy or by attending the Annual Meeting and voting his or her shares in person. No such notice of revocation or later-dated proxy, however, will be effective until received by the Company at or prior to the Annual Meeting. Such revocation will not affect a vote on any matters taken prior to the receipt of such revocation. Mere attendance at the Annual Meeting will not of itself revoke the proxy.

      In addition to the solicitation of proxies by use of the mail, officers, directors and regular employees of the Company may solicit the return of proxies by personal interview, mail, telephone and/or facsimile. These persons will not be additionally compensated, but will be reimbursed for out-of-pocket expenses. The Company will also request brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of shares held of record by such persons and will reimburse such persons and the Company's transfer agent for their reasonable out-of-pocket expenses in forwarding such materials. All expenses of the Company in connection with this solicitation will be borne by the Company.

      The Annual Report to Shareholders covering the Company's fiscal year ended December 31, 1994 (the "Annual Report"), including audited financial statements, is enclosed herewith. The Annual Report does not form any part of the material for the solicitation of proxies.


                           PURPOSES OF THE MEETING

      At the Annual Meeting, the shareholders of the Company will consider and vote upon the following matters:

      1. The election of four (4) directors to hold office in the classes and for the terms specified or until their respective successors have been duly elected and have qualified; and

      2. Such other and further business as may properly be presented at the Annual Meeting or any adjournment(s) thereof.


                VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

GENERAL

      The Board of Directors of the Company has fixed March 17, 1995, as the record date (the "Record Date") for the Annual Meeting. Only holders of record of the outstanding shares of Common Stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting or any adjournment(s) thereof. At the close of business on the Record Date, the Company had issued and outstanding 779,459 shares of Common Stock. The Common Stock is the only class of stock entitled to vote at the Annual Meeting. A shareholder is entitled to one vote, in person or by proxy, at the Annual Meeting for each share of Common Stock held of record in his or her name at the close of business on the Record Date.

QUORUM AND REQUIRED VOTE

      The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting or any adjournment(s) of the Annual Meeting is necessary to constitute a quorum to transact business at the Annual Meeting. Assuming the presence of a quorum, the affirmative vote of the holders of the Record Date of a plurality of the outstanding shares of Common Stock present, in person or by proxy, at the Annual Meeting is necessary for the election of directors.

SECURITY OWNERSHIP OF MANAGEMENT

      The following table and notes to the table set forth certain information with respect to the shares of Common Stock beneficially owned by (i) each director and nominee for director of the Company, (ii) each executive officer of the Company included in the Summary Compensation Table set forth under the caption "Executive Compensation" below, (iii) each individual selected as an advisory director of the Company and (iv) all directors and executive officers of the Company as a group, as of the Record Date:

                                      AMOUNT AND
                                       NATURE OF     PERCENT OF
    NAME OF                           BENEFICIAL     CLASS OWNED
BENEFICIAL OWNER                     OWNERSHIP (1) BENEFICIALLY (2)
- ----------------                     ------------- ----------------
Lee Caldwell.........................    7,874(3)       1.00%

Arlas Cavett*........................   18,446(4)       2.35

Mrs. Wm. R. (Amber) Cree.............      938          0.12

Randal N. Crosswhite.................   15,572(5)       1.99

Louis S. Gee.........................   27,020(6)       3.44

Marshal M. Kellar....................    1,159(7)       0.15

Tommy McAlister......................    1,966(8)       0.25

L.H. Mosley*.........................   30,725(9)       3.95

J.E. Smith*..........................    1,796(10)      0.23

Bryan W. Stephenson..................   51,765(11)      6.51

Scott L. Taliaferro..................   51,222(12)      6.38

James D. Webster, M.D................      531          0.07

C.G. Whitten.........................    3,055(13)      0.39

John A. Wright.......................   53,911(14)      6.72

All executive officers and directors
as a group (16 individuals, including
the executive officers and directors
listed above)........................  276,066(15)     31.38%

- ---------
*     Advisory Director

(1) Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Unless otherwise indicated, each of the persons named has sole voting and investment power with respect to the shares reported.

(2) The percentages of Common Stock indicated are based on 779,459 shares of Common Stock issued and outstanding on the Record Date.

(3) Includes 5,512 shares that could be acquired within 60 days through the conversion of the Company's $10.00 Series C Cumulative Convertible Preferred Stock ("Series C Preferred Stock").

(4) Includes 10,774 shares owned by Cavett and Frost, a general partnership in which Mr. Cavett is a 50% partner, and 583 shares owned by Cavett, Inc. Mr. Cavett is President and a 50% shareholder of Cavett, Inc. Also includes 6,201 shares that could be acquired within 60 days through the conversion of Series C Preferred Stock owned by Cavett & Frost.

(5) Includes Mr. Crosswhite's beneficial ownership of 3,778 shares (1,920 of which could be acquired within 60 days through the conversion of Series C
      Preferred Stock) held by the Company's Employee Stock Ownership/401(k)
      Plan. Also includes 2,500 shares that Mr. Crosswhite has the right to acquire within 60 days pursuant to the exercise of stock options.

(6) Includes 8,681 shares owned by Tippett & Gee, Inc. Mr. Gee is the Chairman of the Board and majority shareholder of Tippett & Gee, Inc. Also includes
      6,890 shares that could be acquired within 60 days through the conversion of Series C Preferred Stock.

(7)   Includes 1,159 shares owned by M & G Kellar Investment Limited
      Partnership, a partnership in which Mr. Kellar is a general partner.

(8) Includes 441 shares owned by McAlister, Inc. Mr. McAlister is President and sole shareholder of McAlister, Inc. Also includes 413 shares that could be acquired within 60 days through the conversion of Series C
      Preferred Stock owned by McAlister, Inc.

(9) Includes 275 shares that could be acquired within 60 days through the conversion of Series C Preferred Stock.

(10)  Includes 549 shares owned by Mr. Smith's wife.

(11) Includes 3,538 shares owned by Mr. Stephenson's wife and minor children and 5,733 shares that could be acquired within 60 days through the conversion of Series C Preferred Stock owned by Mr. Stephenson's wife.
      Also includes Mr. Stephenson's beneficial ownership of 5,757 shares (2,959 of which could be acquired within 60 days through the conversion of Series
      C Preferred Stock) held by the Company's Employee Stock Ownership/401(k)
      Plan. Also includes 7,000 shares that Mr. Stephenson has the right to acquire within 60 days pursuant to the exercise of stock options.

(12) Includes 744 shares owned by Mr. Taliaferro's wife. Also includes 23,952 shares that could be acquired within 60 days through the conversion of Series C Preferred Stock.

(13) Includes 551 shares that could be acquired within 60 days through the conversion of Series C Preferred Stock.

(14) Includes 22,987 shares that could be acquired within 60 days through the conversion of Series C Preferred Stock.

(15) Includes 72,514 shares that could be acquired within 60 days through the conversion of Series C Preferred Stock. Also includes such executive officers' beneficial ownership of 14,397 shares (7,414 of which could be acquired within 60 days through conversion of Series C Preferred Stock) held by the Company's Employee Stock Ownership/401(k) Plan. Also includes
      13,311 shares that such executive officers have the right to acquire within 60 days pursuant to the exercise of stock options.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The following table sets forth information concerning the beneficial ownership of shares of the Company's Common Stock by all persons or entities known to the Company to be the beneficial owners of more than 5% of the outstanding Common Stock on the Record Date.


                                             AMOUNT AND
                                              NATURE OF       PERCENT OF
NAME AND ADDRESS                             BENEFICIAL      CLASS OWNED
OF BENEFICIAL OWNER                         OWNERSHIP(1)    BENEFICIALLY(2)
- -------------------                         ------------    ---------------
Independent Bankshares, Inc................   78,797(3)         9.61%
  Employee Stock Ownership/401(k) Plan
  P.O. Box 3296
  Abilene, Texas 79604

Scott L. Taliaferro, Jr....................   64,989(4)         8.08
 P.O. Box 240
 Abilene, Texas 79604

John A. Wright.............................   53,911(5)         6.72
 1102 Sayles Boulevard
 Abilene, Texas 79605

Bryan W. Stephenson........................   51,765(6)         6.51
 P.O. Box 3296
 Abilene, Texas 79604

Scott L. Taliaferro........................   51,222(7)         6.38
 P.O. Box 240
 Abilene, Texas 79604

__________________

(1) Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. Unless otherwise indicated, each of the persons named has sole voting and investment power with respect to the shares reported.

(2) The percentages of Common Stock indicated are based on 779,459 shares of Common Stock issued and outstanding on the Record Date.

(3) Includes 40,213 shares that could be acquired within 60 days through the conversion of Series C Preferred Stock.

(4) Includes 39,961 shares held by Farmers and Merchants Company, Abilene, Texas, as trustee for Mr. Taliaferro. Also includes 24,806 shares that could be acquired within 60 days through the conversion of Series C Preferred Stock, which is held by Farmers and Merchants Company, Abilene, Texas, as trustee for Mr. Taliaferro.

(5) Includes 22,987 shares that could be acquired within 60 days through the conversion of Series C Preferred Stock.

(6) Includes 3,538 shares owned by Mr. Stephenson's wife and minor children and 5,733 shares that could be acquired within 60 days through the conversion of Series C Preferred Stock owned by Mr. Stephenson's wife.
      Also includes Mr. Stephenson's beneficial ownership of 5,757 shares (2,959 of which could be acquired within 60 days through the conversion of Series
      C Preferred Stock) held by the Company's Employee Stock Ownership/401(k)
      Plan. Also includes 7,000 shares that Mr. Stephenson has the right to acquire within 60 days pursuant to the exercise of stock options.

(7) Includes 744 shares owned by Mr. Taliaferro's wife. Also includes 23,952 shares that could be acquired within 60 days through the conversion of Series C Preferred Stock.

                          ITEM 1. ELECTION OF DIRECTORS

NOMINEES

      The bylaws of the Company provide that the Board of Directors shall consist of not fewer than seven nor more than 30 members (exclusive of advisory directors) and that the number of directors, within such limits, shall be determined by resolution of the Board of Directors at any meeting or by the shareholders at the Annual Meeting. The Board of Directors of the Company has set the number of directors composing the Board of Directors at eleven (exclusive of advisory directors). The articles of incorporation and the bylaws also provide that the Board of Directors be classified with respect to the time for which they hold office into three classes as nearly equal in number as possible. At its February 15, 1995 meeting, the Board increased the number of directors of the 1997 class from three to four and has nominated Randal N. Crosswhite, Senior Vice President, Chief Financial Officer and Secretary of the Company, to fill the vacancy in the 1997 class.

      The Board of Directors has nominated for director the four individuals named below to be elected at the Annual Meeting to hold office in the classes and for the terms indicated, or until his or her successor has been duly elected and has qualified.

      The tables below set forth for each nominee for director and for each continuing director within each class of directors, the name, age and the principal occupation of each nominee or continuing director, the directorships of public companies, if any, held by each nominee or continuing director and the year he or she first became a director of the Company. Except for Randal N. Crosswhite, all nominees for director are presently serving as directors.

                        1998 CLASS--NOMINEES FOR DIRECTORS
                        TO SERVE UNTIL 1998 ANNUAL MEETING

                           YEAR FIRST
                            BECAME A
                           DIRECTOR OF         PRINCIPAL OCCUPATION
NAME AND AGE               THE COMPANY         DURING LAST FIVE YEARS
- ------------               -----------         ----------------------
Bryan W. Stephenson (45)       1989            President and Chief Executive
                                               Officer of the Company

Scott L. Taliaferro (72)       1980            Chairman of the Board of the
                                               Company and President of Texas
                                               Drilling Co. (oil and gas
                                               drilling)

C.G. Whitten (68)              1980            Senior Vice President, General
                                               Counsel and Corporate Secretary
                                               of Pittencrieff Communications,
                                               Inc. (1992-94) and Attorney at
                                               Law, Whitten & Young, P.C.,
                                               previously Whitten, Hacker,
                                               Hagin, Anderson & Rucker, P.C.
                                               (1990-92)

      In addition, Bryan W. Stephenson is a director of the Company's banking subsidiaries (collectively, the "Banks"), including First State Bank, N.A., Abilene, Texas ("First State, N.A., Abilene") and First State Bank, N.A., Odessa, Texas ("First State, N.A., Odessa").

                            1997 CLASS--NOMINEE FOR DIRECTOR
                           TO SERVE UNTIL 1997 ANNUAL MEETING

                               YEAR FIRST
                                BECAME A
                               DIRECTOR OF     PRINCIPAL OCCUPATION
NAME AND AGE                   THE COMPANY     DURING LAST FIVE YEARS
- ------------                   -----------     ----------------------
Randal N. Crosswhite (41)      New Nominee     Senior Vice President, Chief
                                               Financial Officer and Secretary
                                               of the Company

      In addition, Randal N. Crosswhite is a director of the Company's banking subsidiaries (collectively, the "Banks"), including First State Bank, N.A., Abilene, Texas ("First State, N.A., Abilene") and First State Bank, N.A., Odessa, Texas ("First State, N.A., Odessa").

      Although the Company does not anticipate that any of the above-named nominees will refuse or be unable to accept or serve as a director of the Company for the classes and the terms specified, the persons named in the enclosed proxy intend, if any nominee is unable or unwilling to serve as a director, to vote the shares represented by the proxy for the election of such other person or persons as may be nominated or designated by management, unless they are directed by the proxy to do otherwise.

      Assuming the presence of a quorum, the affirmative vote of the holders of a plurality of the shares of Common Stock present or represented at the Annual Meeting is required for the election of directors. Assuming the receipt by each such person of the affirmative vote of at least a plurality of the shares of Common Stock present or represented at the Annual Meeting, the four persons receiving the greatest number of votes will be elected as directors. Proxies will be voted for the nominees in accordance with specifications marked thereon and, if no specification is made, will be voted "FOR" the above nominees in the classes and for the terms noted.

                       THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                     "FOR" THE ELECTION OF EACH OF THE INDIVIDUALS
                         NOMINATED FOR ELECTION AS A DIRECTOR

      The following directors serve terms expiring at the 1996 and 1997 Annual Meeting of Shareholders:

                            1996 CLASS--CONTINUING DIRECTORS
                           TO SERVE UNTIL 1996 ANNUAL MEETING

                               YEAR FIRST
                                BECAME A
                               DIRECTOR OF     PRINCIPAL OCCUPATION
NAME AND AGE                   THE COMPANY     DURING LAST FIVE YEARS
- ------------                   -----------     ----------------------
Mrs. Wm. R. (Amber) Cree (64)      1982        Entrepreneur

Tommy McAlister (46)               1985        President of McAlister, Inc.
                                               (investments)

James D. Webster, M.D. (54)        1988        Physician

John A. Wright (75)                1980        Bank consultant

                         1997 CLASS--NOMINEES FOR DIRECTOR
                         TO SERVE UNTIL 1997 ANNUAL MEETING

                               YEAR FIRST
                                BECAME A
                               DIRECTOR OF     PRINCIPAL OCCUPATION
NAME AND AGE                   THE COMPANY     DURING LAST FIVE YEARS
- ------------                   -----------     ----------------------
Lee Caldwell (60)                  1985        Attorney at Law

Louis S. Gee (72)                  1981        Chairman of the Board and
                                               Chief Executive Officer of
                                               Tippett & Gee, Inc.
                                               (mechanical engineering)

Marshal M. Keller (62)             1981        A principal of West Texas
                                               Wholesale Supply Company
                                               (hardware)

ADVISORY DIRECTORS

      The bylaws of the Company provide for advisory directors. The Board of Directors, at its February 15, 1995, meeting, selected the following individuals to serve as advisory directors of the Company:

                                 Arlas Cavett
                                  L.H. Mosley
                                  J.E. Smith

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

      The Board of Directors conducts its business through meetings of the Board and through its committees. In accordance with the bylaws of the Company, the Board has established an Executive Committee, an Audit Committee and an Employee Stock Ownership/401(k) Plan Committee. During the year ended December 31, 1994, the Board of Directors held 12 regular meetings, the Executive Committee had 15 meetings, the Audit Committee had 2 meetings, and the Employee Stock Ownership/401(k) Plan Committee had 9 meetings. Each director attended at least 75% of the total number of meetings of the Board of Directors and the committees on which he or she served, except for Lee Caldwell, who attended 8 meetings of the Board of Directors.

      EXECUTIVE COMMITTEE. The Executive Committee may exercise all the authority of the Board of Directors in the management of the business and affairs of the Company, except for matters related to the composition of the Board, changes in the bylaws and certain other significant corporate matters. The Executive Committee also functions as the Company's Compensation Committee in that it reviews and makes recommendations to the Board of Directors concerning major compensation policies and the compensation of executive officers. Bryan W. Stephenson, Scott L. Taliaferro and C.G. Whitten, nominees for director, and Louis S. Gee and John A. Wright, directors, were the members of the Executive Committee during 1994 and were appointed members of the Executive Committee for 1995 at the February 15, 1995, meeting of the Board of Directors.

      AUDIT COMMITTEE. The duties of the Audit Committee include the making of recommendations to the Board of Directors for engaging and discharging the Company's independent auditors; reviewing the completed audit with the independent auditors regarding the conduct of the audit, accounting adjustments, recommendations for improving internal controls and any other significant findings during the audit; meeting periodically with management; monitoring accounting and financial controls; and initiating and supervising any special investigations it deems necessary. Lee Caldwell, Marshal M. Kellar, Tommy McAlister and James D. Webster, M.D., directors, were the members of the Audit Committee during 1994 and were appointed members of the Audit Committee for 1995 at the February 15, 1995, meeting of the Board of Directors.

CERTAIN TRANSACTIONS AND RELATIONSHIPS

      See "Executive Compensation--Transactions with Management" for certain transactions and relationships between directors and the Company or its subsidiaries or affiliates.

                              ITEM 2. ON PROXY
            OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

      The Board of Directors of the Company know of no matters, other than those referred to in the accompanying Notice of Annual Meeting of Shareholders, which properly may come before the Annual Meeting. However, if any other matter should be properly presented for consideration and voting at the

Annual Meeting or any adjournment(s) thereof, it is the intention of the persons named as proxies on the enclosed proxy card to vote the proxy cards in accordance with their judgment.

                             EXECUTIVE OFFICERS

EXECUTIVE OFFICERS

      The table below sets forth at the date of this Proxy Statement the name, age, current positions with the Company, principal occupation during the last five years of each principal executive officer of the Company and the year he first became an executive officer of the Company:

                                                 EXECUTIVE
                                                 OFFICER OF
                                                THE COMPANY        PRINCIPAL
                           CURRENT POSITION     OR PRESIDENT       OCCUPATION
                           WITH THE COMPANY      OF A BANK        DURING LAST
    NAME AND AGE             OR THE BANKS          SINCE           FIVE YEARS
    ------------           ----------------     ------------      ------------
Bryan W. Stephenson (45)  President, Chief          1985        President and Chief
                          Executive Officer                     Executive Officer
                          and a Director of the                 of the Company
                          Company and a
                          Director of the Banks

Randal Crosswhite (41)    Senior Vice President,    1985        Senior Vice President,
                          Chief Financial Officer               Chief Financial Officer
                          and Secretary of the                  and Secretary of the
                          Company and a Director                Company
                          of the Banks

Jim Fitzhugh (45)         President and a Director  1985        President of First
                          of First State, N.A.,                 State, N.A., Abilene
                          Abilene

Mike Jarrett (45)         President and a Director  1992        President of First
                          of First State, N.A.,                 State, N.A., Odessa
                          Odessa                                (1992-94) and
                                                                President of Texas
                                                                Bank, N.A., San
                                                                Antonio, Texas
                                                                (1990-92)

TERM OF OFFICE

      Executive officers of the Company are elected by the Board of Directors at its annual meeting and hold office until the next annual meeting of the Board of Directors or until their respective successors are duly elected and have qualified. The Presidents of the Banks are elected by the board of directors of the respective Banks at their annual meetings and hold office until the next annual meeting of such board of directors or until their respective successors are duly elected and have qualified.

                            EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

      The following table sets forth certain information regarding compensation paid during each of the Company's last three fiscal years to the Company's Chief Executive Officer in all capacities. No other executive officer of the Company received total salary and bonus compensation for services rendered to the Company during fiscal 1994 in excess of $100,000.

                                                                            LONG-TERM
                                                                          COMPENSATION
                                                                             AWARDS
                                    ANNUAL COMPENSATION  OTHER ANNUAL  ---------------------
NAME AND                    FISCAL  -------------------  COMPENSATION  SECURITIES UNDERLYING
PRINCIPAL POSITION           YEAR   SALARY($)  BONUS($)     ($)(1)          OPTIONS(#)
- ------------------          ------  ---------  --------  ------------  ----------------------

Bryan W. Stephenson          1994    $120,000   $20,000    $10,200                0
  PRESIDENT, CHIEF EXECUTIVE 1993      92,000     8,000      8,000            7,000
  OFFICER AND DIRECTOR       1992      84,000     5,000      9,500                0

_________________________
(1)   Directors fees paid by the Banks.

STOCK OPTION GRANTS IN FISCAL 1994

      No stock options were granted to the Chief Executive Officer during fiscal 1994. The Company has never granted stock appreciation rights.

AGGREGATE STOCK OPTION EXERCISES IN FISCAL 1994 AND FISCAL YEAR END OPTION
VALUES

      The following table provides information related to stock options exercised by the Chief Executive Officer during fiscal 1994 and the number and value of stock options held at fiscal year end.

                                              NUMBER OF SECURITIES        VALUE(2) OF UNEXERCISED
                        SHARES               UNDERLYING UNEXERCISED         IN-THE MONEY OPTIONS
                       ACQUIRED     VALUE     OPTIONS AT YEAR-END(#)           AT YEAR-END($)
                     UPON OPTION  REALIZED  --------------------------  ----------------------------
   NAME              EXERCISE(#)   ($)(1)   EXERCISABLE  UNEXERCISABLE  EXERCISABLE UNEXERCISABLE($)
- -----------          -----------  --------  -----------  -------------  ----------- ----------------
Bryan W. Stephenson       0          $0        7,000           0           N/A(3)        N/A(3)

________________________
(1) Market value of the underlying securities at exercise date or year end, as the case may be, minus the exercise price.
(2) Market value of the underlying securities at December 31, 1994, minus the exercise price.
(3) The exercise price of all stock options held was greater than the market value of the underlying securities at December 31, 1994.

DIRECTOR COMPENSATION

      In 1994, each non-employee director and advisory director was paid $150 for each regular and special directors' meeting of the Company attended and $50 for each meeting of the Executive Committee attended. The Board of Directors has set director and committee fees for 1995 at $150 per meeting of the Board and $50 per meeting of the Executive Committee and the Audit Committee.

TRANSACTIONS WITH MANAGEMENT

      The Banks had, during the period from January 1, 1994, to March 20, 1995, and expect to have in the future, loan transactions with officers and directors of the Company and the Banks and their respective associates, which includes any immediate family member or any corporation or firm of which such person is an executive officer or partner or is, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities or any trusts of which such person serves as trustee or in which he or she has a substantial beneficial interest. These loan transactions have been made in the ordinary course of such Banks' business and have been and will continue to be on substantially the same terms, including interest rates, collateral and repayment, as those prevailing at the time for comparable transactions with unaffiliated persons and did not involve more than the normal risk of collectibility or present other unfavorable features. All loans made to officers, directors and nominees for director of the Company and their respective associates are believed to be in compliance with the Financial Institutions Regulatory and Interest Rate Control Act of 1978.

      During the fiscal year ended December 31, 1994, the Company and its subsidiaries paid approximately $55,000 to the law firm of Whitten & Young, P.C. for legal services. C. G. Whitten, a director, is Of Counsel to such law firm.

      In 1985, a former subsidiary bank of the Company foreclosed on the stock of Texas Bank & Trust Company, Sweetwater, Texas ("TB&T-Sweetwater"), and TB&T-Sweetwater became a repossessed asset of the former subsidiary. TB&T-Sweetwater subsequently failed, resulting in a legal action being brought against the thirteen TB&T-Sweetwater directors, including John A. Wright, a director of the Company, by the Federal Deposit Insurance Corporation (the "FDIC"). In September 1993, nine former directors of TB&T-Sweetwater (the "Outside Directors") settled with the FDIC for an aggregate of $60,000. In December 1993, the former directors of TB&T-Sweetwater claimed, among other things, that expenses incurred by them in their defense of the FDIC litigation should be reimbursed by the Company in accordance with certain indemnification provisions contained in the Company's Articles of Incorporation.

      In January 1994, the Company filed a declaratory judgment action in state district court to petition the court to rule on certain matters that would have precluded indemnification. Certain of the individuals, including Mr. Wright, filed counterclaims against the Company asserting their right to be indemnified. A hearing occurred in July 1994, and the court issued an order in September 1994, denying the Company's petition and upholding the individuals' counterclaims. In December 1994, a settlement was entered into between the FDIC, one Outside Director and the three management directors of TB&T-Sweetwater (the "Inside Directors") with the Inside Directors, including Mr. Wright, paying the FDIC a total of $450,000. As a result of the two settlements and indemnification requests, the Outside Directors claimed indemnification in the amount of approximately $467,000 and the Inside Directors claimed indemnification in the amount of approximately $900,000. Of this latter amount, Mr. Wright claimed approximately $340,000 in indemnification expense. In March 1995, the Company agreed to settle the indemnification requests of the Inside Directors for $450,000 in cash and by delivery of three promissory notes in the aggregate principal amount of $350,000. These notes are payable in three installments over three years and bear interest at 6% per annum. In connection with this settlement, Mr. Wright will receive $150,000 cash and a promissory note in the original principal amount of $152,250.

                            INDEPENDENT AUDITORS

      On July 20, 1994, the Board of Directors of the Company approved the recommendation of the Audit Committee of the Board of Directors that the firm of Coopers & Lybrand be engaged to replace Ernst & Young as the Company's independent public accountants for the year ended December 31, 1994. Ernst & Young was dismissed, and Coopers & Lybrand was engaged, as the Company's principal accountants effective July 20, 1994. Ernst & Young's reports on the Company's consolidated financial statements for the fiscal years ended December 31, 1992 and 1993, did not contain any adverse opinion or any disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The Company has not had at any time since January 1, 1992, any disagreements with its former accountants on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of the former accountant, would have caused such former accountant to make reference to the subject matter of the disagreement(s) in connection with its reports.

      The Board of Directors of the Company has not yet selected independent auditors to examine the Company's financial statements for the year ended December 31, 1995. Representatives of Coopers & Lybrand, who audited the Company's financial statements for the year ended December 31, 1994, are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

                           SECTION 16(A) REPORTING

      Paragraph Section 16(a) of the Exchange Act requires the Company's directors and officers, and persons who own more than 10% of the Company's Common Stock, to file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by Commission regulation to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1994, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

                            SHAREHOLDER PROPOSALS

      Pursuant to Rule 14a-8 of the Exchange Act, shareholders may present proper proposals for inclusion in the Company's proxy statement for consideration at its 1996 Annual Meeting of Shareholders by submitting proposals to the Company in a timely manner. In order to be so included for the 1995 Annual Meeting of Shareholders, shareholder proposals must be received by the Company by December 4, 1995, and must otherwise comply with the requirements of Rule 14a-8.

                     COPIES OF THE ANNUAL REPORT ON FORM 10-K
                 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

      THE COMPANY, WITHOUT CHARGE, WILL PROVIDE TO EACH SHAREHOLDER, ON WRITTEN REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, BUT WITHOUT EXHIBITS, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED DECEMBER 31, 1994. WRITTEN REQUESTS FOR SUCH FORM 10-K SHOULD BE DIRECTED TO MR. RANDAL N. CROSSWHITE, SENIOR VICE PRESIDENT AND CORPORATE SECRETARY, INDEPENDENT BANKSHARES, INC., 547 CHESTNUT STREET, ABILENE, TEXAS 79602.

                              By Order of the Board of Directors


                              Randal N. Crosswhite,
                              Corporate Secretary
Abilene, Texas
April 3, 1995

      IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING AND WISH THEIR STOCK TO BE VOTED ARE URGED TO DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                          INDEPENDENT BANKSHARES, INC.
                              547 CHESTNUT STREET
                              ABILENE, TEXAS 79602

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Randal N. Crosswhite, Scott L. Taliaferro and C.G. Whitten and each or any of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and vote, as designated below, all of the shares of the Common Stock of Independent Bankshares, Inc. (the "Company") held of record by the undersigned on March 17, 1995, at the Annual Meeting of Shareholders to be held on April 25, 1995, or any adjournment(s) thereof.

    1. PROPOSAL TO ELECT AS DIRECTORS OF THE COMPANY THE FOLLOWING PERSONS, TO HOLD OFFICE IN THE CLASSES AND FOR THE TERMS INDICATED OR UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND HAVE QUALIFIED.

 / / FOR ALL NOMINEES LISTED BELOW (EXCEPT AS MARKED TO THE CONTRARY BELOW) / / WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

 1998 Class - Class of Directors to hold office until the 1998 Annual Meeting:
           Bryan W. Stephenson    Scott L. Taliaferro    C.G. Whitten

     1997 Class - Member of Class to hold office until 1997 Annual Meeting:
                              Randal N. Crosswhite

    (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

- --------------------------------------------------------------------------------

                          (Please sign on other side)

                             (Continued from front)

    2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
              FOR  / /          AGAINST  / /          ABSTAIN  / /

Please execute this proxy as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized persons. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.
                                            This  proxy, when properly executed,
                                            will be voted in the manner directed
                                            herein by the undersigned
                                            shareholder(s). IF  NO DIRECTION  IS
                                            MADE, THIS PROXY WILL BE VOTED "FOR"
                                            THE  ELECTION OF  THE NOMINEES UNDER
                                            PROPOSAL 1 AND IN THE DISCRETION  OF
                                            THE  PROXIES  WITH  RESPECT  TO  ANY
                                            OTHER  MATTER   THAT   IS   PROPERLY
                                            PRESENTED AT THE MEETING.

                                            DATED: ----------------------- ,1995

                                            ------------------------------------
                                                         Signature

                                            ------------------------------------
                                                 Signature If Held Jointly